[SHIP LOGO VANGUARD /(R)/]

VANGUARD(R) INTERNATIONAL STOCK INDEX FUNDS
SUPPLEMENT TO THE PROSPECTUS

NEW TARGET INDEX FOR VANGUARD EMERGING MARKETS STOCK INDEX FUND

Vanguard  Emerging  Markets  Stock  Index Fund has  adopted  the Morgan  Stanley
Capital International/(R)/ (MSCI/(R)/) Emerging Markets Index as its target index, after approval by the Fund's board of trustees. The Fund had been tracking the Select Emerging Markets Index, which was developed exclusively for Vanguard by MSCI and was designed to reduce risk by excluding certain countries because of concerns about illiquidity, repatriation of capital, or entry barriers to those markets. Over time, the former target index was adjusted to reflect changes in the world's markets, adding countries until it came to reflect the broader MSCI Emerging Markets Index, thereby eliminating the advantages of following the Select Emerging Markets Index.

The new index comprises more than 850 issues from 25 emerging markets. Like the previous index, the MSCI Emerging Markets Index measures the performance of stocks issued by companies located in emerging-market countries, so the investment objective and risks described in the Fund's current prospectus have not changed. That said, the new target index could provide different investment returns (either lower or higher) or different levels of volatility from those of the previous index.


The PRIMARY INVESTMENT STRATEGIES text is replaced with the following:

The Fund employs a "passive management"--or indexing--investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 850 common stocks of companies located in emerging markets around the world. As of July 31, 2006, the largest markets covered in the Index were South Korea, Taiwan, Brazil, China, and Russia (which made up 18%, 13%, 11%, 10%, and 9%, respectively, of the Index's market capitalization). For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.

The INDEXING METHODS section is replaced with the following:


In seeking to track a particular index, a fund generally uses one of the following methods to select the securities in which it invests.


Replication Method. Many stock funds use the replication method of indexing. This means that a fund holds each security found in its target index in approximately the same proportion as represented in the index itself. For example, if 5% of the Standard & Poor's 500 Index were made up of the stock of a specific company, a fund tracking that index would invest approximately 5% of its assets in that company. Vanguard European Stock Index Fund and Vanguard Pacific Stock Index Fund employ this method of indexing.


Sampling Method. Because it would be expensive and inefficient to buy and sell all securities held in certain indexes (the Dow Jones Wilshire 5000 Composite Index, for example, included more than 4,981 separate stocks as of July 31,
2006), many funds tracking these larger indexes use a "sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the full target index in terms of key risk factors and other characteristics. For stock funds, these factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.


For certain stock index funds, the advisor seeks to reduce risk by using a different form of sampling-- determining whether or not to invest in certain securities based on an analysis of several factors, which vary from fund to fund. Vanguard Emerging Markets Stock Index Fund employs this method of indexing.

In the SECURITY SELECTION section, the text describing the Emerging Markets Stock Index Fund is replaced with the following:

The Fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, which is made up of approximately 850 common stocks of companies located in 25 emerging markets of Europe, Asia, Africa, and Latin America. (The depositary receipt for a common stock will be considered to be a common stock for the purposes of meeting this percentage test.) Five countries--South Korea, Taiwan, Brazil, China, and Russia--collectively represent a majority of the Index, with 18%, 13%, 11%, 10%, and 9%, respectively, of the Index's market capitalization as of July 31, 2006. The other 20 countries are Argentina, Chile, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, South Africa, Thailand, and Turkey. The Fund's advisor employs a sampling technique, using its discretion--based on an analysis that considers liquidity, repatriation of capital, and entry barriers in various markets--to determine whether or not to invest in particular securities.


Emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. and more developed foreign markets. In addition, the smaller-capitalization stocks in which the Emerging Markets Stock Index Fund typically invests often perform quite differently from the large-cap stocks that dominate the overall stock market. Therefore, the Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets. As of July 31, 2006, the MSCI Emerging Markets Index had an asset-weighted median market capitalization of $10.5 billion.







Vanguard and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PS072 082006